UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2

TO

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2004 (April 20, 2004)

ORTHODONTIC CENTERS OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13457	72-1278948

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Causeway Boulevard, Suite 800
Metairie, Louisiana	70002

(Address of Principal Executive Offices)	(Zip Code)

(504) 834-4392
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed from Last Report)

EXPLANATORY NOTE: This Amendment No. 2 to a current report on Form 8-K filed on April 27, 2004 is being filed to provide additional detail about the letter from Ernst & Young LLP described herein.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     On April 20, 2004, the Audit Committee of the Board of Directors of Orthodontic Centers of America, Inc. (“OCA”) approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as OCA’s independent accountants and the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as OCA’s new independent accountants.

     Ernst & Young’s reports on OCA’s financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through the date of Ernst & Young’s dismissal, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports.

     During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through the date of Ernst & Young’s dismissal, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except that Ernst & Young provided OCA’s Audit Committee with a letter (the “Letter”) in which Ernst & Young stated that they believed that there were material weaknesses in internal controls over OCA’s financial statement close process for the year ended December 31, 2003. The Letter noted that OCA’s financial statement close process included a number of processes and activities, including (i) calculation of fee revenue and receivables, (ii) evaluation of the collectibility of receivables, (iii) evaluation of the recoverability of certain long-lived assets, (iv) evaluation of changes in stock compensation plans and new compensation programs, (v) review of changes in balance sheet and income statement accounts, (vi) calculation and estimate of accruals related to loss contingencies, stock compensation and other liabilities, and (vii) a formal review and approval process for periodic reports. Ernst & Young stated in the Letter that it had observed certain deficiencies in OCA’s internal control with respect to these processes and activities in connection with Ernst & Young’s audit of OCA’s consolidated financial statements for the year ended December 31, 2003. In the Letter, Ernst & Young referenced lack of segregation of duties in determining fee revenue and service fees receivable and other processes and lack of review and approval of calculations, judgments and estimates required to determine certain account balances. In addition, Ernst & Young referenced incomplete analyses in explaining variances or other unusual relationships between certain financial statement accounts and lack of documentation of accounting treatment for certain significant balances. Ernst & Young also referenced inadequate staffing in the accounting department and poor communications between operations and financial personnel. OCA’s senior management and Audit Committee are reviewing carefully the Letter and are developing a plan to address the matters described in the Letter.

     Ernst & Young issued an unqualified opinion on OCA’s consolidated financial statements for the year ended December 31, 2003 and stated that the financial statements presented fairly, in all material respects, the consolidated financial position, results of operations and cash flow of OCA at the dates and for the fiscal years indicated, in conformity with generally accepted accounting principles. The Letter stated that Ernst & Young took OCA’s internal control into consideration in determining Ernst & Young’s auditing procedures in connection with issuing its opinion on OCA’s consolidated financial statements for the year ended December 31, 2003.

     Certain items in the Letter may no longer be applicable due to OCA’s adoption of Financial Accounting Standards Board Interpretation No. 46R, “Consolidation of Variable Interest Entities – an interpretation of ARB No. 51” (“FIN 46R”) and related change in revenue recognition policy, each effective January 1, 2004. OCA’s adoption of FIN 46R and the related changes in accounting were not related to the Letter. Among other things, the accounting changes under FIN 46R eliminated the need to calculate fee revenue and service fees receivable, since these accounts are no longer recorded in OCA’s consolidated financial statements. The determination of fee revenue under OCA’s prior revenue recognition policy required complex and data-intensive calculations by management to determine the portion of a straight-line allocation of patient contract amounts that was estimated to be retained by affiliated practices in future periods, as well as the portion of unreimbursed practice-related expenses that was

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secured by patient fees receivable and therefore recognizable as fee revenue. These calculations are not applicable under OCA’s new revenue recognition policy.

     Since December 31, 2003, OCA also has made certain changes to enhance its internal control over financial reporting. These enhancements include increased automation in determining OCA’s patient revenue and patient receivables. OCA has also hired additional accounting staff and taken steps to improve communication between its operations and financial accounting areas, including appointment of a chief financial officer with experience in OCA’s operations area. OCA also formed a committee that includes representatives of the OCA’s operations, legal and financial accounting areas to periodically discuss and assess OCA’s pending litigation with affiliated practices and assets associated with those practices. OCA is working to further document and enhance its controls and procedures. OCA intends to hire additional staff in its financial accounting area and to engage outside consultants to advise our management on additional enhancements to OCA’s internal controls.

     The Audit Committee’s decision to dismiss Ernst & Young and engage new independent accountants was not related to the Letter. This matter has been discussed with the Company’s Audit Committee, and OCA has authorized Ernst & Young to respond fully to the inquiries of PricewaterhouseCoopers regarding this matter.

     OCA has provided Ernst & Young with a copy of the disclosures OCA is making in this Report. OCA also requested that Ernst & Young furnish OCA with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by OCA herein and, if not, stating the respects in which Ernst & Young does not agree. Ernst & Young has provided OCA with such a letter addressed to the Securities and Exchange Commission, which is included as Exhibit 16.1 to this Report.

     On April 20, 2004, the Audit Committee appointed PricewaterhouseCoopers as the independent accountant for OCA and its subsidiaries for the fiscal year ending December 31, 2004. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through the date of PricewaterhouseCoopers’s appointment, OCA did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specific transaction, either proposed or completed, the type of audit opinion that might be rendered on OCA’s consolidated financial statements or any other matters, disagreements or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated July 26, 2004, pursuant to Item 304(a)(3) of Regulation S-K

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHODONTIC CENTERS OF AMERICA, INC.
By:	/s/ David E. Verret
David E. Verret
Senior Vice President of Finance and Chief Financial Officer

Date: July 26, 2004

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated July 26, 2004, pursuant to Item 304(a)(3) of Regulation S-K

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